Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Reconciliations of difference between income tax benefit computed at federal and state statutory tax rates and provision for income tax benefit
Income tax loss at federal statutory rate	(34.00%)	(34.00%)
State tax benefits, plus sale of NJ NOLs, net of federal benefit	(6.00%)	(6.00%)
Subtotal	(40.00%)	(40.00%)
Valuation allowance	32.54%	28.87%
Income tax benefit	(7.46%)	(11.13%)